Exhibit 99.1

Company Overview March 2013

Page 2 Safe Harbor This presentation contains forward - looking statements, including statements concerning future financial results, anticipated market size and growth, market vision, product features and availability, timing, competitive assessments, the Company’s expectations concerning its future operating results, revenues, margins and operating expenses. These forward - looking statements are based on current management expectations and are subject to risks and uncertainties that could cause actual reported results and outcomes to differ materially from those expressed in the forward - looking statements, including but not limited to: quarterly fluctuations in operating results; changing market conditions; government and industry standards; our ability to develop new products; market acceptance of the Company’s products by its customers; pricing trends; actions by competitors; future revenues and margins; changes in the cost or availability of critical components; unusual or unexpected expenses; cash usage; and other factors that may affect financial performance. For a more detailed discussion of these and other risks and uncertainties, see the Company's recent SEC filings, including its Annual Report on Form 10 - K filed for the fiscal year ended June 30, 2012 and subsequent reports on Forms 10 - Q and 8 - K . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update these forward - looking statements to reflect subsequent events or circumstances. Lantronix, Inc. believes that the presentation of non - GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The non - GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non - GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

Page 3 Today there are more than 15B connected devices on the Internet. There are more machines on the Internet today than PC’s or Mobile devices connected to people! Source : Gartner, January 2012

Page 4 In 2020, the number of connected devices is expected to reach 50B. That is six devices for every person on Earth! Source: Cisco Visual Networking Index, 2011 - 2016

Page 5 The World of M2M M2M is using a device sensor or meter t o capture an event temperature, level, status relayed through a network wireless, wired or hybrid t o an application software program that translates the event into capture performance, need to be meaningful information restocked, temp is too high Source: Wikipedia: Machine to Machine

Page 6 Lantronix Overview ( Nasdaq: LTRX ) • Established leader in machine - to - machine (“M2M”) connectivity solutions • Results - driven management team with over 150 years of experience in M2M, communication and electronics • Product development strategy focused on expanding addressable market by expected ~4x • Blue chip customer base • Completed Phase 1 of strategic plan in FY12 by putting new management and growth strategy in place, strengthening balance sheet and rebuilding product development pipeline • Executing on Phase 2 of strategic plan to drive profitable growth through expanded sales and marketing • Non - GAAP profitable Computer World’s Top 100 Innovative M2M Companies M2M Magazine’s Top 100 Most Influential M2M Companies Electronic Product Design Magazine’s “Contribution to Security” Award for WiFi Solutions Macworld 2012 “Best - in - Show” xPrintServer CES 2012 “Top 25 Must See Products” xPrintServer Engadget 2011 “Peripheral of the Year” xPrintServer

Page 7 The Lantronix Value P roposition Secure, robust, easy - to - deploy connectivity solutions . . .

Page 8 Growth Strategy Capitalize on trends in the M2M connectivity market by leveraging our platforms to expand addressable markets and gain share in current segments • Expand addressable market by introducing innovative new products in the new areas of wireless, analog and mobile printing • Enable different price points, applications, network connectivity, form factors, and revive and refresh product lines • Expand marketing and sales channels to sell our entire product portfolio in each of our geographic regions

New Product Releases


EDS-MD
PW-XN
xPico
PW-XC
xSenso
xDirect
Product Line Expansions
xPico WiFi
xSenso
xPrintServer
PW-XC Cellular
Q2 FY 2012
Q3 FY 2012
Q4 FY 2012
Q1 FY 2013
Q2 FY 2013
Near Future
xPrintServer Network Edition
xPrintServer Home
vmware
vSLM
xPrintServer Office

Embedded Device Enablement

- 12-24 month sales cycle, long-term recurring revenues
- ~50% of revenues

External Device Enablement

- 6-18 month sales cycle, combination of project driven & long-term recurring revenues
- ~30% of revenues

Device Management

- Project driven sales cycle, near-term revenue generators
- ~20% of revenues

An expectation to bring to market one new product each quarter

Page 9
LANTRONIX

Page 10 New Product Announcement: xPico - WiFi Embedded low p ower WiFi M2M solution Leading edge f eature s et: SoftAP (embedded access point) 256 bit AES Encryption Full IP Stack and Web Server IEEE 802.11 b/g/n Industrial Temperature - 40C to +85C Ideally suited to network enable, manage and deploy machines Low cost: mid - $20 in volumes First shipments expected in f irst half of CY13 The new xPico - WiFi platform will be the foundation for many of our next generation products

Accelerate Growth: Expanding Lantronix Addressable Market


~$2.5B
Mobile Printing
~$500MM
Wireless and
Analog
~$1B
Expand into
new market
opportunities
~32% CAGR
+~$2B
~$650MM
Baseline
~$650MM
~10% CAGR
+~$400MM
Baseline
~$1B
Extend and
revitalize existing
product lines
2011
2016

New product strategy expected to expand estimated addressable market by ~4x

Source: Primarily based upon internal estimates using source data from IDC & Harbor Research

Page 11

Page 12 World Class Customer Base Security Industrial Automation IT / Data Center Medical Energy

Worldwide Distribution Network



INGRAM MICRO
Tech Data
gridconnect
MOUSER ELECTRONICS
ADI
DATA INNOVATIONS
acal technology
LYNX
atlantik systeme
SPHINX
ZUCCHETTI GROUP
TRITECH Ltd.
Synrich Electronics
Cytech
avanca Technologies
UNICHIP
ADT
MICROTEK
SOANAR
Lan1
Online:
amazon
BEST BUY.COM
CDW
MacMall
newegg
PCMall
PROVANTAGE

Americas (~50% Rev)
EMEA (~30% Rev)
APAC & Japan (~20% Rev)

Estimated Product Mix by Region:

Region	Product Mix
Americas	Emb. Device Enablement / Ext. Device Enablement / Device Management
EMEA	Emb. Device Enablement / Ext. / DM
APAC & Japan	Emb. Device Enablement / Ext. / DM

Page 13
LANTRONIX

Page 14 Recent Additions to Worldwide Distribution Network External Device Enablement Device Management Embedded Device Enablement Expanding s ales channels to sell our entire product portfolio in each region

Page 15 Executing on Strategic Plan to Drive Profitable Growth • Fiscal 2012 – Brought in new leadership – Stabilized company and organized company resources to focus on new product development • Fiscal 2013 – Executing on product development strategy with planned release of at least one new product to market per quarter – Expanding company marketing and sales efforts to drive new product revenue growth and sell our entire product portfolio in each of our geographic regions Bring to market o ne n ew p roduct e ach q uarter

Page 16 FY 2013 Progress FY 2013 x Achieved 4 th consecutive quarter of non - GAAP profitability in Q2 FY 13 x New product revenues beginning to ramp x Launched 5 new products in FY 13 YTD x Expected to be on target for new product launches into analog, wireless, and mobile printing markets x Expanding sales channels and marketing efforts x Planned new sales office in Shanghai, China x Ingram Micro - Europe x Arrow Electronics – Asia Pacific & Latin America x Mouser Electronics – Europe & Asia Pacific x Frys , Data Vision x Re - energized existing VAR relationships with new product pipeline, enhanced partner program and increased marketing

. FINANCIAL INFORMATION

Page 18 Selected Income Statement Information Note: Please see Appendix A to this presentation for a reconciliation of non - GAAP measures. Non - GAAP operating income (loss) exc ludes share - based compensation, amortization & depreciation. Fiscal Year Ends on June 30th (In millions) Q2FY12 Q3FY12 Q4FY12 Q1FY13 Q2FY13 Net Revenue $10.5 $12.1 $11.6 $11.2 $12.2 Y/Y Change (18%) (2%) (4%) 0% 16% Gross Profit $5.0 $5.9 $5.9 $5.5 $6.0 % of Net Revenue 48.2% 48.8% 50.7% 48.8% 49.6% GAAP Operating Expenses $6.4 $5.9 $6.0 $5.9 $6.4 % of Net Revenue 61% 49% 52% 52% 52% Non-GAAP Operating Expenses $5.8 $5.6 $5.7 $5.5 $6.1 % of Net Revenue 55% 46% 49% 49% 50% GAAP Operating Income (Loss) ($1.3) $0.0 ($0.1) ($0.4) ($0.4) % of Net Revenue (13%) 0% (1%) (4%) (3%) Non-GAAP Operating Income (Loss)/ Non-GAAP Net Income (Loss) ($0.6) $0.5 $0.4 $0.0 $0.1 % of Net Revenue (6%) 4% 3% 0% 1%

Page 19 Selected Condensed Balance Sheet Information Fiscal Year Ends on June 30th (In millions, except price per share data) Q4FY12 Q1FY13 Q2FY13 Cash and Cash Equivalents 11.4$ 10.5$ 8.5$ Accounts Receivable, Net 2.7 2.2 2.3 Inventories, Net 6.0 7.7 9.7 Prepaid Expenses, Other A/R and Deferred Tax Assets 1.7 2.0 2.0 Total Current Assets 21.8 22.4 22.5 Total Non-Current Assets 11.2 11.1 10.9 Total Assets 33.0$ 33.5$ 33.4$ Accounts Payable 3.6$ 4.8$ 5.1$ Other Accrued Liabilities and Payroll 5.6 5.3 5.3 Short-term Debt 0.7 0.7 0.5 Total Current Liabilities 9.9 10.8 10.9 Total Non-Current Liabilities 1.2 1.0 1.0 Total Liabilities 11.1 11.8 11.9 Total Stockholders' Equity 21.9 21.7 21.5 Total Liabilities and Stockholders' Equity 33.0$ 33.5$ 33.4$ Common Shares Outstanding 14.55 14.56 14.58 Stock Options Outstanding 2.14 2.41 2.55 Weighted Average Exercise Price Per Share 3.20$ 2.85$ 2.78$

Lantronix: Highlights

Experienced Team	✓ Results driven, energized management team with over 150 years of M2M and communication electronics experience
Strategy Expands TAM ~4x	✓ Market and product strategy to expand addressable market by ~4x ✓ New products focused on mobile printing, cellular & analog connectivity
Expanding Sales & Marketing	✓ Expanded and revitalized global distribution and VAR relationships targeted at increasing new product visibility and opportunities ✓ Increased marketing efforts beginning to yield benefits
Leverageable Model	✓ Revenue growth expected to outpace growth of operating expenses
Financial Discipline	✓ Four consecutive quarters of non-GAAP profitability ✓ Improved balance sheet, working capital position
Executing to Plan	✓ New team released 11 new products during their first six quarters at the helm and committed to releasing on average 1 new product each quarter ✓ Established strong financial and operational platform to drive profitable growth

Page 20

LANTRONIX

Page 21 THANK YOU

Page 22 Appendix A: Use of Non - GAAP Financial Measures Lantronix believes that the presentation of non - GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The non - GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordan ce with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements sho uld be carefully evaluated. The non - GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non - GAAP financial measures to the most directly comparable GAAP financial measures. Management believes that non - GAAP operating expenses, non - GAAP net income (loss) and non - GAAP net income (loss) per share are important measures of the Company's business. Management uses the aforementioned non - GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of our comparative operating performance. In addition, certain stockholders have expressed an interest in seeing financial performance measures, which exclude the impact of certain matters such as decisions relating to the restructuring, which while important, are not central to the core operation s o f the Company's business. Non - GAAP operating expenses consist of operating expenses excluding share - based compensation and related payroll taxes, depreciation and amortization, and restructuring charges. Non - GAAP net income (loss) consists of net income (loss) excluding ( i ) non - GAAP adjustments to operating expenses, (ii) interest income (expense), (iii) other income (expense), and (iv) income tax provision (benefit). Non - GAAP net income (loss) per share is calculated by dividing non - GAAP net income (loss) by non - GAAP weighted - average shares outstanding (diluted). For purposes of calculating non - GAAP net income (loss) per share, the calculation of GAAP weighted - average shares outstanding (diluted) is adjusted to exclude share - based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Page 23 Appendix A: Reconciliation of Non - GAAP Financial Measures Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 GAAP net income (loss) (1,377)$ (41)$ (178)$ (430)$ (412)$ Non-GAAP adjustments: Cost of revenue: Share-based compensation 9 6 9 11 10 Depreciation and amortization 99 113 124 99 103 Total adjustments to cost of revenue 108 119 133 110 113 Selling, general and adminstrative: Share-based compensation 113 123 132 146 141 Employer portion of withholding taxes on stock grants - - - 1 - Depreciation and amortization 118 105 122 116 110 Total adjustments to selling, general and administrative 231 228 254 263 251 Research and development: Share-based compensation 71 61 61 74 55 Employer portion of withholding taxes on stock grants - - - 2 - Depreciation and amortization 7 6 5 4 3 Total adjustments to research and development 78 67 66 80 58 Restructuring charges 269 17 - - - Amortization of purchased intangible assets 18 18 - - - Total non-GAAP adjustments to operating expenses 596 330 320 343 309 Non-GAAP operating expenses 5,778 5,567 5,666 5,534 6,075 Interest income (expense), net 23 26 21 15 16 Other income (expense), net 8 13 32 (5) 23 Provision (benefit) for income taxes 13 24 23 15 21 Total non-GAAP adjustments 748 512 529 478 482 Non-GAAP net income (loss) (629)$ 471$ 351$ 48$ 70$ Non-GAAP net income per share (diluted) (0.06)$ 0.04$ 0.03$ 0.00$ 0.00$

Page 24 Exhibits

Page 25 Target Model Highly leveraged operating model provides for accelerated income growth Q1FY12 Q2FY12 Q3 FY 12 Q4 FY 12 Q1 FY 13 Q2 FY 13 Target Model (1 - 2 year) Target Model (3 year) Gross Margin % 47.4% 48.2% 48.8% 50.7% 48.8% 49.6% 49% - 51% 49% - 51% GAAP Operating Inc (Loss) % (12%) (13%) 0% (1%) (4%) (3%) 0% - 3% 5% - 7% Non - GAAP Operating Inc (Loss)/ Non - GAAP Net Inc (Loss) % (6%) (6%) 4% 3% 0% 1% 3% - 6% 8% - 10% Notes: - Target Model assumes revenue growth rate from the low to mid - teens . - Target Model was initially published by the Company on April 25, 2012 and reaffirmed on August 29, 2012. Please refer to the For m 8 - K filed with the SEC on April 25, 2012 for additional details. - Target Model represents forward looking statements subject to the additional disclosures on Page 2 of this presentation. - Please see Appendix A to this presentation for a reconciliation of non - GAAP measures.

Management Team



Kurt Busch, *President & CEO, Director*
- 20+ years technology industry experience in marketing, sales, and general management roles
- Former SVP and GM of Mindspeed's High Performance Analog Business Unit



Jeremy Whitaker, *Chief Financial Officer*
- Former Lantronix Vice President of Finance, returned to join turnaround
- Broad perspective with both outside auditor (Ernst & Young) and internal finance and accounting experience at multiple publicly traded companies



Daryl Miller, *VP, Engineering*
- 30+ years experience in engineering, embedded systems, software, and networking
- Former experience at Tektronix and NCD



Mak Manesh, *VP, Product Management*
- 20+ years of direct M2M experience
- Strong history with analog and digital device servers
- Former experience at Newport Electronics



Tom Morton, *VP, Human Resources*
- 30+ years human resource experience
- Former experience at Mindspeed, Conexant, Rockwell



Robert Robinson, *VP, Worldwide Sales*
- 20+ years of direct and channel sales experience
- Excellent background in wireless M2M applications and devices
- Former experience at GlobalTRACK, Crossbow Technologies and D-Link



Michael Fink, *VP, Operations*
- 20 years operations management experience
- Formerly held key positions at Inphi Corp, Sierra Monolithics, and Mindspeed



Mark Tullio, *VP, Worldwide Marketing*
- 20+ years of marketing, PR, and strategic planning experience
- Broad high-tech experience (software, hardware, wireless, internet/ecommerce)
- Former marketing executive with Kaplan and NBC

Page 26

LANTRONIX

Page 27 Board of Directors Bernhard Bruscha, Chairman and Lantronix Co - Founder (2007) • 25+ years as serial entrepreneur in technology industry • Founder of TL Investment with global investments in Europe, Asia and US Kurt Busch , Director, Lantronix President & CEO (2012) • 20+ years technology industry experience in, engineering, marketing, sales, and general management roles • Former SVP and GM of Mindspeed’s High Performance Analog Business Unit Bruce Edwards, Independent Director, Compensation Committee Chair (2012) • 20+ years technology industry veteran • Currently serves on Semtech and Emulex Boards • Former Powerwave Chairman and CEO (1996 - 2007); grew company from $36M to $780M in revenues Paul Folino, Independent Director, Governance and Nominating Committee Chair (2012) • 30+ years technology industry veteran • Currently serves on Emulex, CoreLogic and Microsemi boards • Former Emulex Executive Chairman (2006 - 2011) and CEO (1993 - 2006) • Grew Emulex from $55M to $470M in revenues Hoshi Printer, Independent Director, Audit Committee Chair (2010) • 30+ years technology industry finance executive • Former CFO Autobytel , Peerless Systems, Soane Technologies, and Catalytica

Page 28 Management and Board of Director Ownership Shares Owned Options O/S Kurt Busch, CEO & President, Director 12,460 450,000 Bernhard Bruscha, Director & Founder 6,115,342 141,158 Bruce Edwards, Director 7,000 25,000 Michael Fink, VP of Operations 1,000 55,000 Paul Folino, Director 10,000 34,895 Daryl Miller, VP of Engineering 13,074 147,904 Hoshi Printer, Director 3,000 58,750 Jeremy Whitaker, CFO 23,377 95,000

New Product Releases

Production Shipments	Product Name		
Q2FY13	xPrintServer – Office Edition		Enterprise security and user management for iPad and iPhone printing
	vSLM	vmware	Software version of the SLM management appliance
	xDirect		Simple, cost effective connectivity for machines
Q1FY13	xPrintServer – Home Edition		iPad/iPhone printing to network and USB printers
	xSenso		Network enable analog sensors
Q4FY12	xPico		World's smallest embedded device server to network enable machines
	PremierWave-XC		Cellular connectivity for machines
Q3FY12	xPrintServer – Network Edition		iPad/iPhone printing to network printers
	PremierWave-XN		Industrial wireless for machines
Q2FY12	EDS-MD		Next generation medical device aggregators

Page 30 Application Example – Remotely Monitor Analog Sensors Web Access & Alarm Notification IP Internet Temperature & Humidity Sensor View readings from any browser!

Page 31 Application Example - Mobile Printing User simply signs onto the WiFi network iPad , iPhone and iPod Touch users can seamlessly print to network, USB and multi - function copier / printers

Page 32 Application Example – Cellular / Wireless Machine Connectivity Internet Cellular / Wireless Device Servers e nable management of remote and mobile machine